SECURITIES AND EXCHANGE COMMISSION

                                          WASHINGTON D.C. 20549


                                                 FORM 8-K

                                         Current Report Pursuant

                                      To Section 13 or 15(d) of the

                                     Securities Exchange Act of 1934


Date of report (Date of earliest event reported)May 14, 1998

Protection One, Inc.              Protection One Alarm Monitoring, Inc.

(Exact Name of Registrant                            (Exact Name of Registrant
 as Specified in Charter)                             as Specified in Charter)

         Delaware                                           Delaware
(State or Other Jurisdiction                      (State or Other Jurisdiction
     of Incorporation)                                  of Incorporation)

         0-247802                                            33-73002-1
  (Commission File Number)                             (Commission File Number)

        93-1063818                                           93-1065479
     (I.R.S. Employer                                     (I.R.S. Employer
      Identification No.)                                  Identification No.)

   6011 Bristol Parkway                                 6011 Bristol Parkway
  Culver City, California 90230                   Culver City, California 90230
--------------------------------                  -----------------------------

 (Address of Principal Executive                 (Address of Principal Executive
    Offices, Including Zip Code)                  Offices, Including Zip Code)

         (310) 342-6300                                 (310) 342-6300
  (Registrant's Telephone Number,                (Registrant's Telephone Number,
        Including Area Code)                            Including Area Code)

               N/A                                                  N/A
 (Former Name or Former Address,                 (Former Name or Former Address,
  if Changed Since Last Report)                    if Changed Since Last Report)


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Item 5. Other Events

Effective April 1, 1998, Protection One Alarm Monitoring, Inc. entered into a revolving credit facility with Westar Capital, Inc., a wholly-owned subsidiary of Western Resources, Inc. The terms and conditions of the credit facility are set forth in Exhibit 99.1 attached hereto and incorporated herein by this reference.

Exhibits

         99.1 Credit Facility Agreement between Westar Capital, Inc. as Lender and Protection One Alarm Monitoring, Inc. as Borrower, dated as of April 1, 1998.

         99.2 Press release dated as of May 14, 1998 issued by Protection One, Inc. relating to the offering of equity securities.

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                                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Protection One, Inc.
                                  Protection One Alarm Monitoring, Inc.

                                    May 14, 1998By: /s/ JOHN W. HESSE

                                              John W. Hesse
                                         Executive Vice President
                                       and Chief Financial Officer


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                                              EXHIBIT INDEX


      Exhibit Number                         Description of Exhibit


      99.1 Credit Facility Agreement between Westar Capital, Inc. as Lender and Protection One Alarm
                                      Monitoring, Inc. as Borrower,
                                      dated as of April 1, 1998.

      99.2 Press release dated as of May 14, 1998 issued by Protection One, Inc. relating to the offering of equity securities.




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